Annual Report

December 31, 2002

T. Rowe Price
Equity Income Portfolio

Dear Investor

At least it's over! Despite a healthy fourth-quarter rebound that offset some of the damage done over the summer, the equity market limped to the year-end finish line and posted its third negative annual return in a row. Stocks rallied in October and November before weakening again in the final month of trading. Value stocks outpaced growth shares in the fourth quarter and through all of 2002.

  Performance Comparison

  Periods Ended 12/31/02                         6 Months              12 Months
  ------------------------------------------------------------
  Equity Income Portfolio                          -9.86%                -13.12%

  Equity Income Portfolio - II                      -9.97                      -

  S&P 500 Stock Index                              -10.30                 -22.10

  Lipper Variable Annuity
  Underlying Equity Income
  Funds Average                                    -11.14                 -16.75

  As shown in the Performance Comparison table, the portfolio lost ground over the past six months and the full year ended December 31, 2002, but did better in both periods than the broad market measured by the Standard & Poor's 500 Stock Index and the Lipper average for similarly managed funds. Results for the II shares, which were launched at the end of last April, were marginally lower because of a slightly higher expense ratio but were still ahead of the benchmarks during the past six months.

  In 2000 and 2001, the portfolio managed to remain profitable in the face of a sharp sell-off in the equities market. However, despite our efforts to manage the portfolio as defensively as possible during the past year, the selling was pervasive and the portfolio sustained a loss - the first in three down years for the overall market. Challenging periods like this only remind us how unsatisfying good relative performance is when all the numbers are negative. Nevertheless, we take some pleasure in having mitigated investors' losses during a dismal three-year stretch for stocks.

PORTFOLIO REVIEW

  The portfolio's relatively good performance in 2002 was due to several solid investments while, at the same time, many of the most disappointing stocks were not among our larger positions. The best results for the past six months and year were generated by several sectors and stocks. Consumer products companies (General Mills, Hershey Foods, Clorox, and Procter & Gamble), capital goods and industrial companies (Lockheed Martin, Cooper Industries, 3M, and DuPont), and companies such as American Express, SAFECO, Rouse, and Simon Property Group were among those providing the best relative performance for the fund. In health care, with the exception of our large investment in Merck, several of our pharmaceutical investments were disappointing performers. In addition, holdings in the telecommunications service sector and some of our smaller technology investments hurt fund results for the year, although they did rebound somewhat in the fourth quarter.

  Sector Diversification

                              Percent of Net Assets
                                                             6/30/02               12/31/02
  ------------------------------------------------------------
  Consumer Discretionary                                       14.7%                  14.9%

  Consumer Staples                                               7.9                    7.7

  Energy                                                        11.4                    9.9

  Financials                                                    18.6                   17.4

  Health Care                                                    6.9                    9.3

  Industrials and Business Services                             15.8                   15.5

  Information Technology                                         4.0                    4.1

  Materials                                                      5.8                    5.9

  Telecommunication Services                                     7.0                    7.3

  Utilities                                                      4.6                    4.9

  U.S. Government Bond                                           0.2                    0.2

  Reserves                                                       3.1                    2.9
  ------------------------------------------------------------
  Total                                                       100.0%                 100.0%

  Note: Certain 6/30/02 amounts have been reclassified to conform to the 12/31/02 presentation. Based on net assets as of 12/31/02.

  As the Major Portfolio Changes table following this letter shows, during the past six months we made significant investments in several companies that had been disappointing performers during the past year or two. It is common for us to take positions in the stocks of companies we like that have not done well, particularly when we can buy these shares at what appear to be attractive levels of valuation. Accordingly, we initiated positions in CIGNA, Home Depot, TXU, Baxter International, and Tyco International at prices substantially below levels of a year or two ago. Most of the companies eliminated or trimmed from the portfolio were among those that held up reasonably well in 2002. Consumer products were among this group, and we eliminated Procter & Gamble and cut back Hershey Foods. We eliminated a profitable investment in TRW when it was acquired by Northrop Grumman. Financials, industrials and business services, and consumer discretionary stocks accounted for 17.4%, 15.5%, and 14.9% of assets, respectively.

  We would like to share our views with you on corporate governance issues, insofar as they affect how we vote company proxies on your behalf. Every year we vote proxies for all portfolio companies at their annual meetings. While the vast majority of proxy votes are straightforward and noncontroversial, some proposals require more analysis and thought on our part, and we feel strongly about several issues. First, boards of directors must demonstrate responsible stewardship for the companies they oversee. We are happy to support them if they demonstrate proper stewardship and will raise issues with them and withhold our support if they do not. Second, we believe executives should be rewarded for the results they produce and the value they create. We have no problem with generous executive compensation when it is earned and justified. However, we do take issue with compensation schemes that detract significantly from the value of the shareholders' investment, or when there is little or no linkage between results and compensation. Third, we oppose efforts to weaken shareholders' abilities to exercise their rights as owners of the company. These include a wide range of proposals including alleged shareholder rights plans, anti-takeover provisions, and other charter and by-law changes designed to limit shareholders' rights. The proxy season heats up each spring, and we can assure you that we will closely monitor issues that affect the portfolio and vote consistently with your interests.

  Financial Profile

  As of 12/31/02                            Equity Income
                                                Portfolio                S&P 500
  ------------------------------------------------------------
  Average Company Yield                              2.7%                   1.8%

  Price/Book Ratio                                   2.6X                   3.2X

  Price/Earnings Ratio
  (2003 estimated EPS)*                             14.6X                  16.7X

  Historical Beta
  (based on monthly
  returns for 5 years)                               0.64                   1.00

  *Source data: IBES. Forecasts are in no way indicative of future investment returns.

OUTLOOK

  We believe the investment environment should show signs of improvement in 2003. We realize that we made similar comments in our semiannual report in June, but pinpointing the precise timing of a recovery is virtually impossible to do. The conditions are in place for an eventual economic upturn. In our view, the long series of rate cuts by the Federal Reserve, combined with a stimulative fiscal policy on the part of the Bush administration, should help the economy grow moderately in 2003. Last year's crisis in investor confidence is slowly fading and, while the precise outcome of the President's economic stimulus plan remains to be seen, any improvement in the tax treatment of dividends should benefit the type of companies in which we invest. Many investors moved out of stocks during the bear market and invested the proceeds in low-yielding cash alternatives, which could provide liquidity for a stock market advance through the rest of the year. As always, investors face considerable uncertainties, not the least of which are the threat of further terrorist acts and a possible war with Iraq. Historically, investor psychology moves along a continuum between fear on one end and greed on the other. The greed era of the late '90s is clearly over and fear has taken hold. Stocks often perform well coming out of these periods, and we are hopeful that this will be the case as we progress through 2003. For our part, we will continue to do what we have always done, that is, to strive to make sound investment decisions in our ongoing effort to enhance shareholder value.As always, we appreciate your continued confidence and support.

  Respectfully submitted,

  Brian C. Rogers
  President and chairman of the portfolio's Investment Advisory Committee January 17, 2003

  The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio's investment program.

Portfolio Highlights

Twenty-Five Largest Holdings

                                                    Percent of
                                                    Net Assets
                                                      12/31/02
------------------------------------------------
Merck                                                     2.7%

Exxon Mobil                                                2.4

Verizon Communications                                     2.3

ChevronTexaco                                              2.0

Honeywell International                                    1.7

Union Pacific                                              1.6

GE                                                         1.6

Bristol-Myers Squibb                                       1.5

Bank One                                                   1.5

Royal Dutch Petroleum                                      1.4

International Paper                                        1.4

Schering-Plough                                            1.4

SBC Communications                                         1.4

SAFECO                                                     1.3

Cooper Industries                                          1.3

DuPont                                                     1.3

Knight-Ridder                                              1.3

Wyeth                                                      1.3

Dow Jones                                                  1.3

Hewlett-Packard                                            1.2

BP                                                         1.2

American Express                                           1.2

FleetBoston Financial                                      1.2

Alltel                                                     1.2

Constellation Energy Group                                 1.1
------------------------------------------------
 Total                                                   37.8%
------------------------------------------------
Note: Table excludes investments in the T. Rowe Price Government

Reserve Investment Fund.

Major Portfolio Changes

                           Six Months Ended 12/31/02
                       Listed in descending order of size

LARGEST PURCHASES (10)
----------------------------------
CIGNA*

Home Depot*

Verizon Communications

Wyeth

TXU*

Royal Dutch Petroleum

Kimberly-Clark

Baxter International*

Honeywell International

Tyco International*

LARGEST SALES (10)
----------------------------------
BellSouth**

Procter & Gamble**

3M

BP

Hershey Foods

Fortune Brands

TRW**

Wells Fargo

Genuine Parts

Exelon
----------------------------------
 *Position added.

**Position eliminated.

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Equity Income Portfolio

              S&P 500 Index                Lipper Variable Annuity                 Equity Income
As of                                     Underlying Equity Income                     Portfolio
12/31/02                                             Funds Average

3/31/1994            10,000                                 10,000                        10,000
12/31/1994           10,532                                 10,347                        10,715
12/31/1995           14,489                                 13,672                        14,439
12/31/1996           17,816                                 16,180                        17,263
12/31/1997           23,760                                 20,816                        22,244
12/31/1998           30,550                                 23,550                        24,262
12/31/1999           36,978                                 25,217                        25,164
12/31/2000           33,610                                 27,258                        28,447
12/31/2001           29,616                                 26,086                        28,864
12/31/2002           23,070                                 21,691                        25,076

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Equity Income Portfolio
Periods Ended 12/31/02
                                                                           Since        Inception
                     1 Year          3 Years           5 Years         Inception             Date
------------------------------------------------------------------------
Equity
Income
shares              -13.12%           -0.12%             2.43%            11.07%          3/31/94

Equity
Income - II
shares                    -                -                 -           -14.79%          4/30/02

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights
T. Rowe Price Equity Income Portfolio

                                                        For a share outstanding throughout each period
                                                      --------------------------------------------------
Equity Income shares                       Year
                                          Ended
                                       12/31/02      12/31/01        12/31/00      12/31/99       12/31/98

NET ASSET VALUE

Beginning of period                     $ 19.17        $19.55          $18.73        $19.25         $18.59

Investment activities
  Net investment income (loss)             0.29          0.28            0.37          0.38           0.39

  Net realized and
  unrealized gain (loss)                 (2.79)        (0.02)            1.95          0.33           1.27

  Total from
  investment activities                  (2.50)          0.26            2.32          0.71           1.66

Distributions
  Net investment income                  (0.29)        (0.28)          (0.37)        (0.38)         (0.39)

  Net realized gain                      (0.02)        (0.36)          (1.13)        (0.85)         (0.61)

  Total distributions                    (0.31)        (0.64)          (1.50)        (1.23)         (1.00)

NET ASSET VALUE

End of period                           $ 16.36        $19.17          $19.55        $18.73         $19.25

Ratios/Supplemental Data
Total return(diamond)                  (13.12%)         1.46%          13.05%         3.72%          9.07%

Ratio of total expenses to
average net assets                        0.85%         0.85%           0.85%         0.85%          0.85%

Ratio of net investment
income (loss) to average
net assets                                1.66%         1.50%           1.98%         1.90%          2.15%

Portfolio turnover rate                   17.1%         17.2%           38.7%         32.6%          18.2%

Net assets, end of period
(in thousands)                         $753,065      $775,573        $645,106      $595,433       $526,952

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Equity Income Portfolio

                                                                       For a share outstanding
                                                                         throughout the period
                                                                       ------------------------
Equity Income - II shares                                                              4/30/02
                                                                                       Through
                                                                                      12/31/02

NET ASSET VALUE

Beginning of period                                                                     $19.43

Investment activities
  Net investment income                                                                   0.21

  Net realized and unrealized gain (loss)                                               (3.08)

  Total from investment activities                                                      (2.87)

Distributions
  Net investment income                                                                 (0.21)

NET ASSET VALUE

End of period                                                                           $16.35
                                                                                    -----------

Ratios/Supplemental Data
Total return(diamond)                                                                 (14.79)%

Ratio of total expenses to average net assets                                           1.10%!

Ratio of net investment income (loss) to average net assets 2.15%!

Portfolio turnover rate                                                                  17.1%

Net assets, end of period (in thousands)                                                  $672

! Annualized

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price Equity Income Portfolio
December 31, 2002

                                                           Shares/Par                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Common Stocks 96.3%
CONSUMER DISCRETIONARY 14.7%
Automobiles 0.3%
Ford Motor                                                    262,400                   $2,440

                                                                                         2,440

Distributors 0.7%
Genuine Parts                                                 168,650                    5,194

                                                                                         5,194

Hotels, Restaurants & Leisure 2.4%
Hilton                                                        444,100                    5,645

McDonald's                                                    354,000                    5,692

Starwood Hotels & Resorts
  Worldwide, REIT                                             291,705                    6,925

                                                                                        18,262

Household Durables 1.3%
Black & Decker                                                 67,900                    2,912

Fortune Brands                                                153,600                    7,144

                                                                                        10,056

Leisure Equipment & Products 1.8%
Eastman Kodak                                                 245,400                    8,599

Hasbro                                                        405,000                    4,678

                                                                                        13,277

Media 6.2%
AOL Time Warner *                                             659,600                    8,641

Comcast, Class A *                                            304,963                    7,188

Disney   512,300  8,356

Dow Jones                                                     219,700                    9,498

Knight-Ridder                                                 152,400                    9,639

Reader's Digest, Class A                                      232,200                    3,506

                                                                                        46,828

Multiline Retail 0.9%
J.C. Penney                                                    78,100                    1,797

May Department Stores                                         199,600                    4,587

                                                                                         6,384

Specialty Retail 1.1%
Home Depot                                                    182,800                    4,380

Toys "R" Us *                                                 385,100                    3,851

                                                                                         8,231

Total Consumer Discretionary                                                           110,672

CONSUMER STAPLES 7.7%

Beverages 0.9%
Brown-Forman, Class B                                         105,800                    6,915

                                                                                         6,915

                                                           Shares/Par                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Food Products 2.8%
Campbell Soup                                                 249,200                   $5,849

General Mills                                                 135,200                    6,348

Hershey Foods                                                  58,000                    3,911

Kellogg                                                        88,600                    3,036

McCormick                                                      94,600                    2,195

                                                                                        21,339

Household Products 1.6%
Clorox                                                        133,400                    5,502

Kimberly-Clark                                                139,600                    6,627

                                                                                        12,129

Personal Products 0.9%
Gillette                                                      215,900                    6,555

                                                                                         6,555

Tobacco 1.5%
Philip Morris                                                  97,700                    3,960

UST                                                           219,800                    7,348

                                                                                        11,308

Total Consumer Staples                                                                  58,246

ENERGY 9.9%

Energy Equipment & Services 0.3%
Baker Hughes                                                   77,100                    2,482

                                                                                         2,482

Oil & Gas 9.6%
Amerada Hess                                                  152,900                    8,417

BP ADR                                                        221,896                    9,020

ChevronTexaco                                                 232,076                   15,428

Exxon Mobil                                                   515,622                   18,016

Marathon Oil                                                  133,500                    2,842

Royal Dutch Petroleum ADR                                     242,900                   10,693

Unocal                                                        249,000                    7,614

                                                                                        72,030

Total Energy                                                                            74,512

FINANCIALS 17.4%

Banks 6.7%
Bank of America                                               116,400                    8,098

Bank One                                                      304,027                   11,112

FleetBoston Financial                                         360,817                    8,768

Mellon Financial                                              296,500                    7,742

Mercantile Bankshares                                         128,050                    4,941

National City                                                 147,900                    4,041

Northern Trust                                                 38,100                    1,335

Wells Fargo                                                   100,260                    4,699

                                                                                        50,736

Statement of Net Assets
T. Rowe Price Equity Income Portfolio
December 31, 2002

                                                           Shares/Par                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Diversified Financials 4.2%
American Express                                              251,700                   $8,897

Citigroup                                                     173,164                    6,094

Fannie Mae                                                    109,200                    7,025

J.P. Morgan Chase                                             248,570                    5,966

Moody's                                                        86,800                    3,584

                                                                                        31,566

Insurance 5.6%
American International Group                                   98,812                    5,716

Aon                                                           140,300                    2,650

Chubb                                                         124,400                    6,494

Lincoln National                                              110,800                    3,499

Prudential                                                     77,500                    2,460

SAFECO                                                        292,700                   10,148

St. Paul Companies                                            137,276                    4,674

UnumProvident                                                 362,300                    6,355

                                                                                        41,996

Real Estate 0.9%
Rouse, REIT                                                    22,400                      710

Simon Property Group, REIT                                    177,836                    6,059

                                                                                         6,769

Total Financials                                                                       131,067

HEALTH CARE 9.3%

Health Care Equipment & Supplies 1.0%
Baxter International                                           97,700                    2,736

Becton, Dickinson                                             143,600                    4,407

                                                                                         7,143

Health Care Providers & Services 0.8%
CIGNA                                                         152,400                    6,267

                                                                                         6,267

Pharmaceuticals 7.5%
Abbott Laboratories                                           118,100                    4,724

Bristol-Myers Squibb                                          491,200                   11,371

Merck                                                         362,700                   20,532

Schering-Plough                                               474,800                   10,541

Wyeth                                                         255,000                    9,537

                                                                                        56,705

Total Health Care                                                                       70,115

                                                            Shares/Par                   Value
----------------------------------------------------------------------
                                                                                  In thousands
INDUSTRIALS & BUSINESS SERVICES 15.5%
Aerospace & Defense 3.9%
Honeywell International                                       522,700                  $12,545

Lockheed Martin                                                86,000                    4,966

Raytheon                                                      137,000                    4,213

Rockwell Collins                                              320,500                    7,455

                                                                                        29,179

Commercial Services & Supplies 1.9%
Dun & Bradstreet *                                             97,400                    3,359

R.R. Donnelley                                                144,300                    3,142

Waste Management                                              343,072                    7,863

                                                                                        14,364

Electrical Equipment 3.2%
Cooper Industries                                             266,067                    9,698

Emerson Electric                                               77,700                    3,951

Hubbell, Class B                                              165,300                    5,809

Rockwell Automation                                           226,600                    4,693

                                                                                        24,151

Industrial Conglomerates 2.6%
3M                                                             42,900                    5,289

GE                                                            486,700                   11,851

Tyco International                                            156,900                    2,680

                                                                                        19,820

Machinery 1.4%
Eaton                                                          54,100                    4,226

Pall                                                          358,600                    5,981

                                                                                        10,207

Road & Rail 2.5%
Norfolk Southern                                              329,500                    6,587

Union Pacific                                                 204,500                   12,243

                                                                                        18,830

Total Industrials & Business Services                                                  116,551

INFORMATION TECHNOLOGY 3.7%

Communications Equipment 1.0%
Cisco Systems *                                               202,700                    2,655

Lucent Technologies *                                         863,800                    1,089

Motorola                                                      477,700                    4,132

                                                                                         7,876

Computer Peripherals 1.2%
Hewlett-Packard                                               533,836                    9,267

                                                                                         9,267

Office Electronics 0.2%
Xerox *                                                       176,400                    1,420

                                                                                         1,420

Statement of Net Assets
T. Rowe Price Equity Income Portfolio
December 31, 2002

                                                           Shares/Par                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Semiconductor Equipment & Products 0.6%
Agere Systems
  Class A *                                                   518,547                     $747

  Class B *                                                   190,141                      266

Texas Instruments                                             221,100                    3,319

                                                                                         4,332

Software 0.7%
Microsoft *                                                   101,300                    5,237

                                                                                         5,237

Total Information Technology                                                            28,132

MATERIALS 5.9%

Chemicals 4.2%
Dow Chemical                                                  255,000                    7,573

DuPont                                                        228,200                    9,676

Great Lakes Chemical                                          211,100                    5,041

Hercules *                                                    358,000                    3,150

International Flavors
  & Fragrances                                                180,000                    6,318

                                                                                        31,758

Paper & Forest Products 1.7%
International Paper                                           302,453                   10,577

MeadWestvaco                                                   79,400                    1,962

                                                                                        12,539

Total Materials                                                                         44,297

TELECOMMUNICATION SERVICES 7.3%

Diversified Telecommunication Services 7.3%
Alltel                                                        171,900                    8,767

AT&T                                                          188,540                    4,923

Qwest Communications
  International *                                           1,478,500                    7,392

SBC Communications                                            380,468                   10,314

Sprint                                                        421,800                    6,108

Verizon Communications                                        445,542                   17,265

Total Telecommunication Services                                                        54,769

UTILITIES 4.9%

Electric Utilities 2.9%
Constellation Energy Group                                    311,200                    8,658

Exelon                                                         77,812                    4,106

FirstEnergy                                                   138,620                    4,570

TXU                                                           243,300                    4,545

                                                                                        21,879


                                                           Shares/Par                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Gas Utilities 0.9%
NiSource                                                      345,400                   $6,908

                                                                                         6,908

Multi-Utilities & Unregulated Power 1.1%
Duke Energy                                                   315,800                    6,171

El Paso Energy                                                315,400                    2,195

                                                                                         8,366

Total Utilities                                                                         37,153

Total Common Stocks (Cost $795,352)                                                    725,514

CONVERTIBLE Preferred Stocks 0.6%

Ford Motor Company
  Capital Trust II                                             43,000                    1,757

Lucent Technologies                                             4,600                    2,305

Lucent Technologies, 144A                                         435                      218

Total Convertible Preferred Stocks
(Cost $5,990)                                                                            4,280

U.S. Government Obligations 0.2%

U.S. Treasury Obligations 0.2%

U.S. Treasury Bonds
    6.00%, 2/15/26                                            500,000                      573


    6.25%, 8/15/23                                             20,000                       24
U.S. Treasury Notes
    5.625%, 2/15/06                                           250,000                      277

    5.75%, 8/15/03                                            400,000                      411

    5.875%, 2/15/04                                                                         21

    7.00%, 7/15/06                                            400,000                      464

Total U.S. Government
Obligations (Cost $1,535)                                                                1,770

Short-Term Investments 2.7%
Money Market Fund 2.7%
T. Rowe Price Reserve Investment
  Fund, 1.53% #                                            20,616,304                   20,616

Total Short-Term
Investments (Cost $20,616)                                                              20,616

Statement of Net Assets
T. Rowe Price Equity Income Portfolio
December 31, 2002

                                                           Shares/Par                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Total Investments in Securities
99.8% of Net Assets (Cost $823,493)                                                   $752,180

Other Assets Less Liabilities                                                            1,557

NET ASSETS                                                                            $753,737
                                                                                     ---------
Net Assets Consist of:
Undistributed net investment income (loss)                                                $121

Undistributed net realized gain (loss)                                                (10,133)

Net unrealized gain (loss)                                                            (71,313)

Paid-in-capital applicable
to 46,069,123 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares authorized                                                        835,062

NET ASSETS                                                                            $753,737
                                                                                      ---------
NET ASSET VALUE PER SHARE

Equity Income shares
($753,065,145/46,028,047
shares outstanding)                                                                     $16.36

Equity Income - II shares
($671,782/41,076
shares outstanding)                                                                     $16.35

# Seven-day yield

* Non-income producing

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total of such securities at period-end amounts to $218 and represents 0.03% of net assets

ADR American Depository Receipts

REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Equity Income Portfolio
In thousands

                                                                            Year
                                                                           Ended
                                                                        12/31/02

Investment Income (Loss)

Income
  Dividend                                                               $19,103

  Interest                                                                   728

  Total income                                                            19,831

Investment management and administrative expense                           6,716

Net investment income (loss)                                              13,115

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                  (10,287)

Change in net unrealized gain (loss) on securities                     (120,297)

Net realized and unrealized gain (loss)                                (130,584)

INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS                                                $(117,469)
                                                                    ------------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Equity Income Portfolio
In thousands

                                                                              Year
                                                                             Ended
                                                                          12/31/02               12/31/01

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)                                               $13,115                $10,651

Net realized gain (loss)                                                  (10,287)                  8,940

Change in net unrealized gain (loss)                                     (120,297)               (10,363)

Increase (decrease) in net assets from operations                        (117,469)                  9,228

Distributions to shareholders
Net investment income
 Equity Income shares                                                     (13,137)               (10,443)

 Equity Income - II shares                                                     (2)                      -

Net realized gain
 Equity Income shares                                                        (852)               (13,425)

Decrease in net assets from distributions                                 (13,991)               (23,868)

Capital share transactions *
Shares sold
 Equity Income shares                                                      238,854                206,116

 Equity Income - II shares                                                     837                      -

Distributions reinvested
 Equity Income shares                                                       13,967                 23,868

 Equity Income - II shares                                                       2                      -

Shares redeemed
 Equity Income shares                                                    (143,883)               (84,877)

 Equity Income - II shares                                                   (153)                      -

Increase (decrease) in net assets from
capital share transactions                                                 109,624                145,107

Net Assets
Increase (decrease) during period                                         (21,836)                130,467

Beginning of period                                                        775,573                645,106

End of period                                                             $753,737               $775,573
                                                                             -------------------------
*Share information
  Shares sold
    Equity Income shares                                                    13,205                 10,635

    Equity Income - II shares                                                   50                      -

  Distributions reinvested
    Equity Income shares                                                       808                  1,281

  Shares redeemed
    Equity Income shares                                                   (8,450)                (4,450)

    Equity Income - II shares                                                  (9)                      -

  Increase (decrease) in shares outstanding                                  5,604                  7,466

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Equity Income Portfolio
December 31, 2002

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Equity Income Portfolio (the fund) is a diversified, open-end management investment company and is one of the portfolios established by the corporation. The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund has two classes of shares: Equity Income Portfolio, offered since March 31, 1994, and Equity Income Portfolio - II, which was first offered on April 30, 2002. Equity Income - II sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

  The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

  Valuation - Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

  Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

  Class Accounting - Equity Income - II pays distribution and administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Management and administrative fee expense, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

  Purchases and sales of portfolio securities, other than short-term securities, aggregated $248,914,000 and $129,856,000, respectively, for the year ended December 31, 2002.


T. Rowe Price Equity Income Portfolio

NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

  Distributions during the year ended December 31, 2002 were characterized as follows for tax purposes:

  Ordinary income                                        $13,139,000

  Long-term capital gain                                     852,000

  Total distributions                                    $13,991,000
                                                         ------------

  At December 31, 2002, the tax-basis components of net assets were as follows:

  Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $6,519,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2003. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, the fund had $3,767,000 of capital loss carryforwards that expire in 2010.

  At December 31, 2002, the cost of investments for federal income tax purposes was $830,012,000.

  Unrealized appreciation                                            $55,888,000

Unrealized depreciation                                            (133,720,000)

  Net unrealized appreciation (depreciation)                        (77,832,000)

  Undistributed ordinary income                                          274,000

  Capital loss carryforwards                                         (3,767,000)

  Paid-in capital                                                    835,062,000

  Net assets                                                        $753,737,000
                                                                    ------------

Note 4 - Related Party Transactions

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.85% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At December 31, 2002, $614,000 was payable under the agreement.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $626,000 and are reflected as interest income in the accompanying Statement of Operations.


Report of Independent Accountants

To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of T. Rowe Price Equity Income Portfolio

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
  T. Rowe Price Equity Income Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 2003

Tax Information (Unaudited) for the Tax Year Ended 12/31/02

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $852,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $13,115,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

T. Rowe Price Equity Income Portfolio

About the Portfolio's Directors and Officers

Your portfolio is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the portfolio's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the portfolio's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)            Principal Occupation(s) During Past 5 Years and
Year Elected*              Directorships of Other Public Companies
-------------------------------------------------------------------------------
Anthony W. Deering         Director, Chairman of the Board, President,
(1/28/45)                  and Chief Executive Officer, The Rouse Company,
2001                       real estate developers
-------------------------------------------------------------------------------
Donald W. Dick, Jr.        Principal, EuroCapital Advisors, LLC, an
(1/27/43)                  acquisition and management advisory firm
1994
-------------------------------------------------------------------------------
David K. Fagin             Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                   Golden Star Resources Ltd., and Canyon Resources
1994                       Corp. (5/00 to present); Chairman and President, Nye
                           Corp.
-------------------------------------------------------------------------------
F. Pierce Linaweaver       President, F. Pierce Linaweaver & Associates, Inc.,
(8/22/34)                  consulting environmental and civil engineers
2001
-------------------------------------------------------------------------------
Hanne M. Merriman          Retail Business Consultant; Director, Ann Taylor
(11/16/41)                 Stores Corp., Ameren Corp., Finlay Enterprises, Inc.,
1994                       The Rouse Company, and US Airways Group, Inc.
-------------------------------------------------------------------------------
John G. Schreiber          Owner/President, Centaur Capital Partners, Inc., a
(10/21/46)                 real estate investment company; Senior Advisor and
2001                       Partner, Blackstone Real Estate Advisors, L.P.;
                           Director, AMLI Residential Properties Trust, Host
                           Marriott Corp., and The Rouse Company
-------------------------------------------------------------------------------
Hubert D. Vos              Owner/President, Stonington Capital Corp., a private
(8/2/33)                   investment company
1994
-------------------------------------------------------------------------------
Paul M. Wythes             Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)                  capital limited partnership, providing equity
1994                       capital to young high-technology companies throughout
                           the United States; Director, Teltone Corp.
-------------------------------------------------------------------------------
*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. Rowe Price Equity Income Portfolio

Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years
Portfolios Overseen]            and Directorships of Other Public Companies
-------------------------------------------------------------------------------
John H. Laporte                 Director and Vice President, T. Rowe Price
(7/26/45)                       Group, Inc.; Vice President, T. Rowe Price
1994
[15]
_______________________________________________________________________________
James S. Riepe                  Director and Vice President, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director, and Vice
1994                            President, T. Rowe Price Group, Inc.; Chairman
[105]                           of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price  Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Chairman of the
                                Board, Equity Series
_______________________________________________________________________________
M. David Testa                  Chief Investment Officer, Director, and Vice
(4/22/44)                       President, T. Rowe Price; Vice Chairman of
1994                            the Board, Chief Investment Officer, Director,
[105]                           and Vice President, T. Rowe Price Group, Inc.;
                                Director, T. Rowe Price Global Asset Management
                                Limited, T. Rowe Price Global Investment
                                Services Limited, and T. Rowe Price
                                International, Inc.; Director and Vice
                                President, T. Rowe Price Trust Company;
                                President, Equity Series
_______________________________________________________________________________
*Each inside director serves until the election of a successor.

Officers

Name (Date of Birth)
Position(s) Held With Fund             Principal Occupation(s)
-------------------------------------------------------------------------------
Brian W.H. Berghuis (10/12/58)         Vice President, T. Rowe Price and T.
Executive Vice President,              Rowe Price Group, Inc.
Equity Series
_______________________________________________________________________________
Stephen W. Boesel (12/28/44)           Vice President, T. Rowe Price, T. Rowe
Vice President, Equity Series          Price Group, Inc., and T. Rowe Price
                                       Trust Company
_______________________________________________________________________________
Joseph A. Carrier (12/30/60)           Vice President, T. Rowe Price, T. Rowe
Treasurer, Equity Series               Price Group, Inc., and T. Rowe Price
                                       Investment Services, Inc.
_______________________________________________________________________________
Arthur B. Cecil III (9/15/42)          Vice President, T. Rowe Price and T. Rowe
Vice President, Equity Series          Price Group, Inc.
_______________________________________________________________________________
Giri Devulapally (11/18/67)            Vice President, T. Rowe Price and T.
Vice President, Equity Series          Rowe Price Group, Inc.
_______________________________________________________________________________
Anna M. Dopkin (9/5/67)                Vice President, T. Rowe Price and T. Rowe
Vice President, Equity Series          Price Group, Inc.
_______________________________________________________________________________
Robert N. Gensler (10/18/57)           Vice President, T. Rowe Price and T. Rowe
Vice President, Equity Series          Price Group, Inc.
_______________________________________________________________________________
Eric M. Gerster (3/23/71)              Vice President, T. Rowe Price and T. Rowe
Vice President, Equity Series          Price Group, Inc.
_______________________________________________________________________________
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. Rowe Price Equity Income Portfolio

Officers (continued)

Name (Date of Birth)
Position(s) Held With Fund               Principal Occupation(s)
-------------------------------------------------------------------------------
Henry H. Hopkins (12/23/42)              Director and Vice President, T. Rowe Price
Vice President, Equity Series            Group, Inc., T. Rowe Price Investment
                                         Services, Inc., T. Rowe Price Services, Inc.,
                                         and T. Rowe Price Trust Company; Vice
                                         President, T. Rowe Price, T. Rowe Price
                                         International, Inc., and T. Rowe Price
                                         Retirement Plan Services, Inc.
-------------------------------------------------------------------------------
Kris H. Jenner (2/5/62)                  Vice President, T. Rowe Price and T. Rowe
Executive Vice President,                Price Group, Inc.
Equity Series
-------------------------------------------------------------------------------
J. Jeffrey Lang (1/10/62)                Vice President, T. Rowe Price and T. Rowe
Vice President, Equity Series            Price Trust Company
-------------------------------------------------------------------------------
John D. Linehan (1/21/65)                Vice President, T. Rowe Price, T. Rowe
Vice President, Equity Series            Price Group, Inc., and T. Rowe Price
                                         International, Inc.
-------------------------------------------------------------------------------
Patricia B. Lippert (1/12/53)            Assistant Vice President, T. Rowe Price and
Secretary, Equity Series                 T. Rowe Price Investment Services, Inc.
-------------------------------------------------------------------------------
David S. Middleton (1/18/56)             Vice President, T. Rowe Price, T. Rowe
Controller, Equity Series                Price Group, Inc., and T. Rowe Price Trust
                                         Company
-------------------------------------------------------------------------------
Joseph Milano (9/14/72)                  Vice President, T. Rowe Price and T. Rowe
Vice President, Equity Series            Price Group, Inc.
-------------------------------------------------------------------------------
Larry J. Puglia, CFA (8/25/60)           Vice President, T. Rowe Price and T. Rowe
Executive Vice President,                Price Group, Inc.
Equity Series
-------------------------------------------------------------------------------
Brian C. Rogers (6/27/55)                Director and Vice President, T. Rowe Price
Executive Vice President,                Group, Inc.; Vice President, T. Rowe Price
Equity Series                            and T. Rowe Price Trust Company
-------------------------------------------------------------------------------
Robert W. Smith (4/11/61)                Vice President, T. Rowe Price, T. Rowe
Vice President, Equity Series            Price Group, Inc., and T. Rowe Price
                                         International, Inc.
-------------------------------------------------------------------------------
Michael F. Sola (7/21/69)                Vice President, T. Rowe Price and T. Rowe
Vice President, Equity Series            Price Group, Inc.
-------------------------------------------------------------------------------
William J. Stromberg, CFA                Vice President, T. Rowe Price and T. Rowe
(3/10/60)                                Price Group, Inc.
Vice President, Equity Series
-------------------------------------------------------------------------------
John F. Wakeman (11/25/62)               Vice President, T. Rowe Price and T. Rowe
Vice President, Equity Series            Price Group, Inc.
-------------------------------------------------------------------------------
Richard T. Whitney (5/7/58)              Vice President, T. Rowe Price, T. Rowe
Executive Vice President,                Price Group, Inc., T. Rowe Price Trust
Equity Series                            Company, and T. Rowe Price International,
                                         Inc.
-------------------------------------------------------------------------------
R. Candler Young (9/28/71)               Vice President, T. Rowe Price and T. Rowe
Vice President, Equity Series            Price Group, Inc.; formerly Investment
                                         Banking Summer Associate, Goldman Sachs &
                                         Company (to 1999)
-------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

29246
TRP654 (2/03)
K15-052 12/31/02